SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) January 6, 1997
                                                -----------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)


     0-17206                              13-3029797
---------------------               -----------------------------

Commission File No.        I.R.S. Employer Identification
630 Third Avenue, New York, NY            10017
--------------------------------    -----------------------------

Address of principal                                Zip Code
executive offices


      (212) 983-5620
-------------------------------

Registrant's telephone number,
including area code








ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS


Effective January 3, 1997, Mr. Awerbuch, a Director of the Company resigned from the Board of Directors of the Company. The Company accepted Mr. Awerbuch's resignation. Mr. Awerbuch did not have any disagreement with the policies or management of the Company. Annexed hereto and marked Exhibit 17.09 is a copy of Mr. Awerbuch's resignation.
ITEM 7:   EXHIBITS
          17.09     Resignation letter of Michael Awerbuch, dated January 3,
                    1997
                                   SIGNATURES


                                          2
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
January 6, 1997


                              MANAGEMENT TECHNOLOGIES, INC.
                              ----------------------------------------

                            (Registrant)


                              /s/ Peter Morris
                                  ---------------------------

                                   PETER MORRIS
                              President & Chief Operating Officer